SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2006

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

420 Lexington Avenue, Suite 408 New York, New York (Address of principal executive offices)	10170 (Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On December 20, 2006, SIGA Technologies, Inc., a Delaware corporation (“SIGA” or the “Company”), issued a press release pursuant to which it announced that the Office of Orphan Products Development (OOPD) of the United States Food and Drug Administration (FDA) has granted Orphan Drug designation to SIGA-246, SIGA’s smallpox drug, for the prevention and treatment of smallpox.

A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in this Item 9.01.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            SIGA TECHNOLOGIES, INC.

            By: /s/ Thomas N. Konatich
           Name: Thomas N. Konatich
           Title:   Acting Chief Executive Officer & Chief
                           Financial Officer

Date: December 20, 2006